Exhibit 99.1

(r)

Cautionary Statement This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on key management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

Initial Assessment WNC Strength Lies In Customer Base, Products and Technology WNC Created These Issues and We Can Fix Them Don't Judge A Book By Its Cover Totally Aligned Supportive Board Of Directors Take Control.......Focus Only On Critical Issues

Goals Achieve The Numbers! Operational Excellence! Focus On Customer! Grow The Business! "DO IT NOW" KEEP IT SIMPLE

Critical Issues Optimize & Generate Cash Continuous Improvement Schedule Attainment & Capacity Product Standardization Quality Branch Integration & Optimization Safety Operational Excellence & Financial Strength

Overview

Company History 1985 - Company founded 1991 - Purchased RoadRailer(r) technology and related patents 1991 - Initial Public Offering on NYSE (symbol WNC) 1997 - Acquired Fruehauf(r) assets 1997 - Introduced DuraPlate(r) trailer 2000 - Introduced Smart Trailer(tm) electronics suite 2001 - Acquired Canadian branch retail operations 2001 - Jerry Ehrlich, Founder & CEO, resigns in July; interim management appointed. 2002 - New CEO appointed in May, William Greubel.

Domestic Freight Transportation Market 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Truck 0.865 27.4 90 20.4 Rail 0.057 Rail Intermodal 0.01 Air 0.021 Water 0.014 Pipeline 0.032 Truck 86.5% Rail 5.7% Rail Intermodal 1.0% Air 2.1% Water 1.4% Pipeline 3.2% 1999 $562 Billion

Trucking Industry Insurance cost increases Fuel cost spikes, high fuel costs relative to historical averages Declining asset values Limited capital Economic recession - U.S. industrial output declines, significant ton-mile decreases Consolidation "THE PERFECT STORM"

Freight Tonnage Data Source: American Trucking Association, Inc. Data Source: American Trucking Association, Inc.

Trailer Industry 2001 Shipments down 48% vs. 2000 Sharpest decline in industry history Further industry consolidation Trailmobile, Dorsey, Monon bankruptcies Great Dane - Strick capacity acquisition Wabash - Ft. Madison, IA and Scott Co., TN Closures Q-1-02 Build Rate annualized at 88,000, Q- 2-02 increased to 123,000 units and Q-3-02 increased to 163,000 units annually

U.S. Trailer Industry Shipments 1991 - 2006 Data Source: ACT Publications 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 - F 2003 - F 2004 - F 2005 - F 2006 - F Total Trailers 179000 173000 164000 161000 161000 147677 120156 162881 185304 233189 279242 202952 235517 285230 318788 275223 140100 121100 176600 239000 245500 248800 Units

Business Model

Wabash National Business Model Strong Core Customers Proprietary Products Retail & Distribution Network

Truckload Market Consolidation 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.99 27.4 90 20.4 Top Ten Carriers 0.01 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Other 0.89 27.4 90 20.4 Top Ten Carriers 0.11 Other - 99% Top-10 Carriers - 1% 1980 2000 Other - 89% Top-10 Carriers - 11% Data Source: Eno Transportation Foundation

(r) Core Customers

Patented Proprietary Products DuraPlate(r) Trailer DuraPlate(r) Domestic Container RoadRailer(r) System Smart Trailer(tm) Systems

DuraPlate(r) Trailer Production 1997 1998 1999 2000 2001 2002 YTD East 7288 17983 36649 36755 24782 11448 West 15.1 29.5 52.5 55.5 78.2 82.4 In Units Percentage %

1996 Truck Transportation Market $230 Billion Source: Cass Information Systems, excludes local market. Wabash National excludes leasing and intermodal. 1997 Private Fleet 0.52 Full Truckload Carriers 0.3 Less than Truck 0.08 Package Carriers 0.1 Less-than-truckload Carriers (LTL) 0.09 Private Fleet (9.4%) Full Truckload Carriers (58.3%) Package Carriers (2.7%) Less Than Truckload (LTL) (14.9%)

Retail & Distribution Strategy Combines largest retail network with largest fleet business Most recognized product brand names Higher margin opportunities (parts, service) Used trailer remarketing capacity Leasing and Rental 2001 expansion - 10 Canadian Locations

Market Share of Existing Trailers Total Great Dane 0.1 Stoughton 0.07 Strick 0.01 Trailmobile 0.05 Utility 0.06 Wabash 0.42 Other 0.28 % of Units Owned (source: Merrill Lynch Survey of 240 Trucking Companies)

Market Share of Planned 2000 Purchases Great Dane Stoughton Strick Trailmobile Utility Wabash Other 7% 3% 0% 6% 3% 74% 7% 4% 28% 0% 4% 12% 17% 35% 29% 6% 0% 26% 5% 4% 30% 10% 21% 1% 21% 21% 3% 24% 4% 0% 0% 2% 1% 89% 3% 7% 3% 0% 4% 3% 79% 5% 13% 0% 3% 25% 3% 1% 57% Total 1-10 Trucks 11-50 Trucks 51-100 Trucks 100+ Trucks For Hire Private Fleet Size: % of Units Expected to be Purchased (source: Merrill Lynch Survey of 240 Trucking Companies)

Financial Review

Performance Initiatives Change in Management Rationalized Manufacturing Capacity Normalized Used Trailer Inventories Reduced Manufacturing Costs Divested International Operations Refinanced & Restructured Debt Increased Liquidity

YTD Results - 6/30 (in millions) Revenues 18% Decline 2001 2002 East -46 -14.2 2001 2002 East 454.8 372.2 Normalized Loss 69% Improvement $ $

Normalized Results - 6/30

EBITDA (in millions)

Consolidated Balance Sheets

Used Trailer Inventory

Liquidity

Consolidated Balance Sheets

Total Debt Levels 2002

Capital Structure $125MM Revolver and $72MM of senior notes refinanced into term loan maturing March 30, 2004 Remaining $120MM of senior notes maturing between 2004 and 2008 remain in place $110MM A/R Securitization (On B/S) $75MM Synthetic Lease (On B/S)

Debt Maturity Timeline (in millions)

Potential Deleveraging Activities Estimated Description Proceeds ($'s in millions) Sale of rental & leasing fleet ? Sale of Wabash Wood Products ? Sale of NTF receivables portfolio ? Sale of airplane ? Sale of Misc. Idle Properties ? Sale of RoadRailer technology ? Sale/Leaseback Unwind ? Canadian Finance Contracts ? Other ? Totals $150 - $200

Capital Expenditures 1997 1998 1999 2000 2001 2002 YTD 20.1 31 68.1 60.3 5.5 1.8 (in millions) $20.1 $31.0 $68.1 $60.3 $5.5 $1.8

Summary

We Control Our Destiny Major Critical Issues Are Within Our Control Customer Base & Cycle Is Positive No Real Push-back Except Skill Base & Bench Strength Numbers Must Be Achieved - No Excuses! Organization & Position Changes Will Continue to Evolve Focus Only on Critical Issues Operational Excellence & Financial Strength